This ASSIGNMENT AGREEMENT (the “Assignment Agreement”) is made as of July 1, 2007, by and between Bayview Financial Property Trust II, a Delaware business trust, as assignor (“BFPT II” or the “Assignor”) and Bayview Financial Property Trust, a Delaware business trust, as assignee (the “Assignee”).

WITNESSETH:

WHEREAS, pursuant to that certain Transfer and Servicing Agreement dated as of April 1, 2004 (together with any amendment or supplement thereto, the “2004-B Transfer and Servicing Agreement”), among Bayview Financial Revolving Asset Trust 2004-B, as issuer (the “2004-B Trust”), Wells Fargo, as master servicer, BFPT II, as depositor, U.S. Bank, as indenture trustee and custodian, and BNY Trust Company of Canada (“BNY”), as co-indenture trustee, BFPT II sold certain mortgage loans, including SBA loans, and certain securities to the 2004-B Trust, and the 2004-B Trust granted a security interest in such mortgage loans and securities, and certain other rights relating to such mortgage loans and securities, to U.S. Bank, as indenture trustee, on behalf of the Noteholders, pursuant to the Indenture dated as of April 1, 2004, among the 2004-B Trust, U.S. Bank, as indenture trustee, and BNY, as co-indenture trustee;

WHEREAS, pursuant to that certain Transfer and Servicing Agreement dated as of February 1, 2005 (together with any amendment or supplement thereto, the “2005-A Transfer and Servicing Agreement”), among Bayview Financial Revolving Asset Trust 2005-A, as issuer (the “2005-A Trust”), Wells Fargo, as master servicer and securities administrator, BFPT II, as depositor, U.S. Bank, as indenture trustee and custodian, and BNY, as co-indenture trustee, BFPT II sold certain mortgage loans, including SBA loans, and certain securities to the 2005-A Trust, and the 2005-A Trust granted a security interest in such mortgage loans and securities, and certain other rights relating to such mortgage loans and securities, to U.S. Bank, as indenture trustee, on behalf of the Noteholders, pursuant to the Indenture dated as of February 1, 2005, among the 2005-A Trust, U.S. Bank, as indenture trustee, and BNY, as co-indenture trustee;

WHEREAS, pursuant to that certain Transfer and Servicing Agreement dated as of November 1, 2005 (together with any amendment or supplement thereto, the “2005-E Transfer and Servicing Agreement,” and together with the 2004-B Transfer and Servicing Agreement and the 2005-A Transfer and Servicing Agreement, the “Transfer and Servicing Agreements”), among Bayview Financial Revolving Asset Trust 2005-E, as issuer (the “2005-E Trust,” and together with the 2004-B Trust and the 2005-A Trust, the “Revolving Trusts”), Wells Fargo, as master servicer, and securities administrator, BFPT II, as depositor, U.S. Bank, as indenture trustee and custodian, and BNY, as co-indenture trustee, BFPT II sold certain mortgage loans and securities to the 2005-E Trust, and the 2005-E Trust granted a security interest in such mortgage loans and securities, and certain other rights relating to such mortgage loans and securities, to U.S. Bank, as indenture trustee, on behalf of the Noteholders, pursuant to the Indenture dated as of November 1, 2005, among the 2005-E Trust, U.S. Bank, as indenture trustee, and BNY, as co-indenture trustee;

WHEREAS, pursuant to that certain Assignment and Relinquishment of Security Interest Agreement dated as of July 1, 2007, among the 2004-B Trust, BFPT II and U.S. Bank, as indenture trustee, the 2004-B Trust sold, transferred and otherwise assigned those certain (i) mortgage loans and SBA loans listed on Schedule I-B hereto (the “2004-B Assigned Loans”) and (ii) underlying securities listed on Schedule II-B hereto (the “2004-B Assigned Underlying Securities” and together with the 2004-B Assigned Loans, the “2004-B Assigned Assets”) to BFPT II, and U.S. Bank, as indenture trustee relinquished its security interest in the 2004-B Assigned Assets, including all of its rights relating to the 2004-B Assigned Assets under the applicable Purchase Agreement, the applicable Securities Transfer Agreement, the applicable Transfer and Servicing Agreement or other applicable asset acquisition documents, and for the 2004-B Assigned Loans, all items in the related loan file;

WHEREAS, pursuant to that certain Assignment and Relinquishment of Security Interest Agreement dated as of July 1, 2007, among the 2005-A Trust, BFPT II and U.S. Bank, as indenture trustee, the 2005-A Trust sold, transferred and otherwise assigned those certain (i) mortgage loans and SBA loans listed on Schedule I-C hereto (the “2005-A Assigned Loans”) and (ii) underlying securities listed on Schedule II-C hereto (the “2005-A Assigned Underlying Securities” and together with the 2005-A Assigned Loans, the “2005-A Assigned Assets”) to BFPT II, and U.S. Bank, as indenture trustee relinquished its security interest in the 2005-A Assigned Assets, including all of its rights relating to the 2005-A Assigned Assets under the applicable Purchase Agreement, the applicable Securities Transfer Agreement, the applicable Transfer and Servicing Agreement or other applicable asset acquisition documents, and for the 2005-A Assigned Loans, all items in the related loan file;

WHEREAS, pursuant to that certain Assignment and Relinquishment of Security Interest Agreement dated as of July 1, 2007, among the 2005-E Trust, BFPT II and U.S. Bank, as indenture trustee, the 2005-E Trust sold, transferred and otherwise assigned those certain (i) mortgage loans listed on Schedule I-D (the “2005-E Assigned Loans,” and together with the 2004-B Assigned Loans and the 2005-A Assigned Loans, the “Assigned Loans”) and (ii) underlying securities listed on Schedule II-D hereto (the “2005-E Assigned Underlying Securities” and together with the 2005-E Assigned Loans, the “2005-E Assigned Assets;” the 2005-E Assigned Underlying Securities, together with the 2004-B Assigned Underlying Securities and the 2005-A Underlying Securities, are sometimes referred to herein as the “Assigned Underlying Securities” and together with the Assigned Loans, the “Assigned Assets”) to BFPT II, and U.S. Bank, as indenture trustee relinquished its security interest in the 2005-E Assigned Assets, including all of its rights relating to the 2005-E Assigned Assets under the applicable Purchase Agreement, the applicable Securities Transfer Agreement and the applicable Transfer and Servicing Agreement, and any other applicable transfer documents, and for the 2005-E Assigned Loans, all items in the related loan file;

WHEREAS, the Assignor holds an equitable interest in certain contracts (the “Contracts”) for the purchase of real property (which Contracts provide for retention by the mortgagee of the deed to such real property, pending satisfaction of the purchaser’s obligations under such contract, as security for such obligation) listed on Schedule I-E hereto, and the Assignee holds legal title to such Contracts;

WHEREAS, the Assignor desires to sell, transfer and otherwise assign the Assigned Assets to the Assignee, and the Assignee desires to purchase such Assigned Assets; and

WHEREAS, the Assignor desires to relinquish all of its right, title and interest in and to the Contracts, to the Depositor and the Depositor.

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NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.  Conveyance of Assigned Assets; Relinquishment of Interest. The Assignor does hereby grant, transfer, assign, set over and otherwise convey to the Assignee, without recourse, all right, title and interest of the Assignor in and to (A) (1) the Assigned Loans, including all payments of interest (other than any Retained Interest), all prepayment premiums or penalties or yield maintenance payments, and all principal and other amounts (i) received on or with respect to the Assigned Loans on or after July 1, 2007 (the “Cut-off Date”), regardless of when due, and (ii) due after the Cut-off Date, but received prior to such date and intended by the related obligors to be applied after such date, (2) the related Mortgage Files and all rights of the Assignor in the Loan Collateral, including any security interest in any collateral pledged to secure the Assigned Loans, (3) any Insurance Policies, (4) any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries (in each case, subject to clause (i) above), (B) the Assigned Underlying Securities, including all payments or distributions thereon after June 2007 and (C) all of the Assignor’s rights relating to the Assigned Assets under the applicable Purchase Agreement, the applicable Securities Transfer Agreement and the applicable Transfer and Servicing Agreement. In addition, the Assignor does hereby relinquish, sell, transfer, assign, set over, deposit with and otherwise convey to the Assignee, without recourse, all the right, title and interest of the Seller in and to (A) the Contracts, including, without limitation, the right to all payments of principal and interest (including any prepayment premiums or penalties) (1) received or receivable on or with respect to the Contracts after the Cut-off Date (expressly excluding any payments due on or before the Cut-off Date) and (2) due after the Cut-off Date but received prior to such date and intended by the related obligors to be applied after such date, all of the Assignor’s right, title and interest in and to the related mortgaged properties and other loan collateral, the loan files, the Assignor’s rights under any insurance policies related to the Contracts (and any proceeds of the foregoing) and (B) all of the Assignor’s right, title and interest in and to each related account and all amounts from time to time credited thereto and the proceeds of such account. The foregoing conveyances include, without limitation all accounts, accounts receivable, contract rights, claims, choses in action, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, or arising from or relating to the Assigned Loans or the Contracts, as applicable, and any proceeds of the foregoing.

2.  Representations and Warranties of BFPT II. BFPT II hereby represents and warrants to the Assignee that as of the Closing Date:

(a) BFPT II is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business, and is in good standing in each jurisdiction in which the nature of its business requires it to be so qualified.

(b) The execution and delivery of this Assignment Agreement by BFPT II and its performance and compliance with the terms of this Assignment Agreement have been duly authorized by all necessary trust action on the part of BFPT II.

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(c) This Assignment Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of BFPT II, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

(d) BFPT II is not in violation of, and the execution, delivery and performance of this Assignment Agreement by BFPT II and its compliance with the terms hereof will not constitute a violation with respect to, any existing law or regulation or any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation would materially and adversely affect the condition (financial or other) or operations of BFPT II or its properties or would have consequences that would adversely affect its performance hereunder. The execution, delivery and performance of this Assignment Agreement by BFPT II and its compliance with the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the governing instrument of BFPT II, or any material indenture, agreement, mortgage, deed of trust or other instrument to which BFPT II is a party or by which it is bound, or result in the creation or imposition of any lien or encumbrance upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument.

(e) No litigation, actions, proceedings or investigations are pending or, to the best of BFPT II’s knowledge, threatened against BFPT II which would have consequences that would prohibit its entering into this Assignment Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of BFPT II or its properties or would have consequences that would adversely affect its performance hereunder, or the validity or enforceability of this Assignment Agreement, or prevent the consummation of any of the transactions contemplated by this Assignment Agreement.

(f) No certificate of an officer, statement furnished in writing or report delivered or to be delivered pursuant to the terms hereof by BFPT II contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report, in light of the circumstances in which it was made or will be made, not misleading.

(g) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any court or any federal, state or other governmental authority or agency that are required in connection with the execution, delivery and performance by BFPT II of this Assignment Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Assignment Agreement on the part of BFPT II and the performance by BFPT II of its obligations under this Assignment Agreement.

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(h) BFPT II is conveying to the Assignee the entire interest in the Assigned Assets which BFPT II has acquired from the Revolving Trusts, free and clear of any Adverse Claims created by, or for the benefit of, BFPT II.

(i) Immediately prior to the assignment thereof to the Assignee, BFPT II owned the Assigned Assets and had good and marketable title thereto, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and upon the delivery or transfer of the Assigned Assets to the Assignee as contemplated herein, the Assignee will receive good and marketable title to the Assigned Assets, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

3.  Further Agreement. With respect to each Assigned Loan (each, an “SBA Loan”) designated on Schedule I-A, Schedule I-B, Schedule I-C or Schedule I-D as “SBA”, the Assignor and the Assignee further agree hereby to the following:

(a) The Assignee hereby represents and warrants to, and covenants with, the Assignor that the Assignee is not: (i) suspended or debarred from doing business with the SBA or any other agency of the United States; (ii) an employee with the SBA, a member of any such employee’s household or an entity controlled by any such employee or member of such an employee’s household; and (iii) an individual or entity that has used or will use the services, directly or indirectly, or any person or entity ineligible under any of subsections (i) and (ii) above in connection with the acquisition of the SBA Loans.

(b) The Assignee understands and acknowledges that it is assuming the obligations as servicer with respect to the SBA Loans that are the subject of this assignment provision, including, but not limited to, ensuring that the Loans will be serviced only by the original purchaser of the SBA Loans (the “Buyer”) or any successor or assign thereof or any assignee qualifying under paragraph (a) above or any person or entity qualifying as a legal person under the jurisdiction in which it was created or does business or any government or any agency or political subdivision thereof (a “Person”) that satisfies all of the following requirements:

(1) Is (or any partner of the Buyer, any Person owing at least ten percent (10%) of the voting shares of Buyer, or any Person who controls, is controlled by, or is under common control with Buyer is) one or more of the following: (a) an SBA-approved lender currently authorized to originate and service SBA-guaranteed or SBA “Development Company” loans; (b) currently approved to service loans for a U.S. federal entity or a government-sponsored enterprise; (c) a loan servicer currently rated as “average” or above by a nationally recognized rating agency; (d) a financial institution supervised and examined by any state or federal regulatory authority; (e) with respect to business loans, a loan servicer experienced in servicing commercial or small business loans, which employs personnel who are trained and experienced in servicing such loans and who are supervised by a corporate officer or company manager who possesses a minimum of three (3) years’ experience in servicing such loans; or (f) with respect to disaster assistance home loans, a loan servicer experienced in servicing consumer loans, which employs personnel who are trained and experienced in servicing such loans and who are supervised by a corporate officer or company manager who possesses a minimum of three years’ experience in servicing such loans.

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(2) Has a written loss mitigation program in place.

(3) Is not currently suspended or debarred from doing business with the SBA or any other U.S. federal or state agency.

4.  Counterparts. This Assignment Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute the same instrument.

5.  Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings given to such terms in the applicable Transfer and Servicing Agreement.

6.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed by their respective officers as of the day and year first above written.

BAYVIEW FINANCIAL PROPERTY TRUST II, as Assignor

By: /s/ Brian E. Bomstein
Brian E. Bomstein, not in his individual
capacity but solely as Co-Trustee

BAYVIEW FINANCIAL PROPERTY TRUST,
as Assignee

By: /s/ Thomas F. Carr
Thomas F. Carr, not in his individual capacity
 but solely as Co-Trustee

SCHEDULE I-A

2004-B ASSIGNED LOANS

SCHEDULE I-B

2005-A ASSIGNED LOANS

SCHEDULE I-C

2005-E ASSIGNED LOANS

SCHEDULE I-E

SCHEDULE OF CONTRACTS

[None]

SCHEDULE II-A

2004-B ASSIGNED UNDERLYING SECURITIES

[None]

SCHEDULE II-B

2005-A ASSIGNED UNDERLYING SECURITIES

[None]

SCHEDULE II-C

2005-E ASSIGNED UNDERLYING SECURITIES

[None]